BUSINESS.29029164.3 Exhibit (10)(C) TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, ON BEHALF OF THE REAL ESTATE ACCOUNT $300,000,000 3.24% Series A Senior Notes due June 10, 2029 $200,000,000 3.35% Series B Senior Notes due June 10, 2032 ____________________________________ NOTE PURCHASE AGREEMENT _____________________________________ Dated June 10, 2022

BUSINESS.29029164.3 TABLE OF CONTENTS Page -i- SECTION 1. AUTHORIZATION OF NOTES; LIMITED RECOURSE ................................ 1  SECTION 2. SALE AND PURCHASE OF NOTES. ............................................................... 2  SECTION 3. CLOSINGS. ......................................................................................................... 2  SECTION 4. CONDITIONS TO CLOSING. ........................................................................... 2  Section 4.1. Representations and Warranties ........................................................................ 2  Section 4.2. Performance; No Default .................................................................................... 2  Section 4.3. Compliance Certificates ...................................................................................... 3  Section 4.4. Opinions of Counsel ............................................................................................. 3  Section 4.5. Purchase Permitted By Applicable Law, Etc .................................................... 3  Section 4.6. Sale of Other Notes .............................................................................................. 3  Section 4.7. Payment of Special Counsel Fees........................................................................ 3  Section 4.8. Private Placement Number ................................................................................. 4  Section 4.9. Changes in Corporate Structure ........................................................................ 4  Section 4.10. Funding Instructions ........................................................................................... 4  Section 4.11. Offeree Letter. ...................................................................................................... 4  Section 4.12. Amendment to Bank Credit Agreement. ........................................................... 4  Section 4.13. Proceedings and Documents. .............................................................................. 4  SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY ............... 5  Section 5.1. Organization; Power and Authority .................................................................. 5  Section 5.2. Authorization, Etc ................................................................................................ 5  Section 5.3. Disclosure .............................................................................................................. 5  Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates................. 5  Section 5.5. Financial Statements; Material Liabilities ........................................................ 6  Section 5.6. Compliance with Laws, Other Instruments, Etc ............................................... 6  Section 5.7. Governmental Authorizations, Etc..................................................................... 7  Section 5.8. Litigation; Observance of Statutes and Orders ................................................ 7  Section 5.9. Taxes...................................................................................................................... 7  Section 5.10. Title to Property; Leases; Qualified Assets ....................................................... 7  Section 5.11. Licenses, Permits, Etc .......................................................................................... 8  Section 5.12. Compliance with Employee Benefit Plans ......................................................... 8  Section 5.13. Private Offering by the Company ...................................................................... 9  Section 5.14. Use of Proceeds; Margin Regulations ................................................................ 9  Section 5.15. Existing Indebtedness ........................................................................................ 10  Section 5.16. Foreign Assets Control Regulations, Etc ......................................................... 10  Section 5.17. Status under Certain Statutes ........................................................................... 11  Section 5.18. Separate Account ............................................................................................... 11  Section 5.19. Environmental Matters ..................................................................................... 12  SECTION 6. REPRESENTATIONS OF THE PURCHASERS ............................................ 12  Section 6.1. Purchase for Investment .................................................................................... 12

BUSINESS.29029164.3 TABLE OF CONTENTS (continued) Page -ii- Section 6.2. Source of Funds .................................................................................................. 13  Section 6.3. Investment Experience; Access to Information .............................................. 14  Section 6.4. Authorization...................................................................................................... 15  Section 6.5. Restricted Securities .......................................................................................... 15  Section 6.6. No Public Market ............................................................................................... 15  Section 6.7. Legends ............................................................................................................... 15  SECTION 7. INFORMATION AS TO COMPANY .............................................................. 15  Section 7.1. Financial and Business Information................................................................. 15  Section 7.2. Officer’s Certificate ........................................................................................... 18  Section 7.3. Visitation ............................................................................................................. 19  Section 7.4. Electronic Delivery ............................................................................................. 19  SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES ...................................... 20  Section 8.1. Maturity .............................................................................................................. 20  Section 8.2. Optional Prepayments with Make-Whole Amount ........................................ 20  Section 8.3. Allocation of Partial Prepayments ................................................................... 21  Section 8.4. Maturity; Surrender, Etc .................................................................................. 21  Section 8.5. Purchase of Notes ............................................................................................... 21  Section 8.6. Make-Whole Amount ........................................................................................ 21  Section 8.7. Offer of Prepayment Upon Change in Control. .............................................. 23  Section 8.8. Payments Due on Non-Business Days .............................................................. 24  SECTION 9. AFFIRMATIVE COVENANTS ....................................................................... 24  Section 9.1. Compliance with Laws ...................................................................................... 24  Section 9.2. Insurance ............................................................................................................ 24  Section 9.3. Maintenance of Properties ................................................................................ 24  Section 9.4. Payment of Taxes ............................................................................................... 25  Section 9.5. Corporate Existence, Etc ................................................................................... 25  Section 9.6. Books and Records ............................................................................................. 25  Section 9.7. Subsidiary Guarantors ...................................................................................... 25  Section 9.8. Maintenance of Separate Account Status ........................................................ 27  Section 9.9. Investment Policies ............................................................................................. 27  SECTION 10. NEGATIVE COVENANTS .............................................................................. 27  Section 10.1. Transactions with Affiliates .............................................................................. 27  Section 10.2. Merger, Consolidation, Etc ............................................................................... 28  Section 10.3. Line of Business .................................................................................................. 29  Section 10.4. Economic Sanctions, Etc ................................................................................... 29  Section 10.5. Liens .................................................................................................................... 29  Section 10.6. Financial Covenants........................................................................................... 30  Section 10.7. Modifications of Certain Documents ............................................................... 30  SECTION 11. EVENTS OF DEFAULT .................................................................................. 30

BUSINESS.29029164.3 TABLE OF CONTENTS (continued) Page -iii- SECTION 12. REMEDIES ON DEFAULT, ETC .................................................................... 33  Section 12.1. Acceleration ........................................................................................................ 33  Section 12.2. Other Remedies .................................................................................................. 34  Section 12.3. Rescission ............................................................................................................ 34  Section 12.4. No Waivers or Election of Remedies, Expenses, Etc ...................................... 34  SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES ................... 34  Section 13.1. Registration of Notes .......................................................................................... 34  Section 13.2. Transfer and Exchange of Notes ...................................................................... 35  Section 13.3. Replacement of Notes ........................................................................................ 35  SECTION 14. PAYMENTS ON NOTES ................................................................................. 36  Section 14.1. Place of Payment ................................................................................................ 36  Section 14.2. Payment by Wire Transfer ............................................................................... 36  Section 14.3. FATCA Information .......................................................................................... 36  SECTION 15. EXPENSES, ETC .............................................................................................. 37  Section 15.1. Transaction Expenses ........................................................................................ 37  Section 15.2. Certain Taxes ..................................................................................................... 37  Section 15.3. Survival ............................................................................................................... 38  SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT ................................................................................... 38  SECTION 17. AMENDMENT AND WAIVER ...................................................................... 38  Section 17.1. Requirements...................................................................................................... 38  Section 17.2. Solicitation of Holders of Notes ........................................................................ 39  Section 17.3. Binding Effect, Etc ............................................................................................. 39  Section 17.4. Notes Held by Company, Etc ............................................................................ 39  SECTION 18. NOTICES .......................................................................................................... 40  SECTION 19. REPRODUCTION OF DOCUMENTS ............................................................ 40  SECTION 20. CONFIDENTIAL INFORMATION ................................................................. 41  SECTION 21. SUBSTITUTION OF PURCHASER ................................................................ 42  SECTION 22. MISCELLANEOUS .......................................................................................... 42  Section 22.1. Successors and Assigns ...................................................................................... 42  Section 22.2. Accounting Terms .............................................................................................. 42  Section 22.3. Severability ......................................................................................................... 42  Section 22.4. Construction, Etc ............................................................................................... 43  Section 22.5. Counterparts; Electronic Signatures ............................................................... 43  Section 22.6. Governing Law ................................................................................................... 44  Section 22.7. Jurisdiction and Process; Waiver of Jury Trial .............................................. 44

TABLE OF CONTENTS
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BUSINESS.29029164.3

BUSINESS.29029164.3 TABLE OF CONTENTS (continued) -v- SCHEDULE A — DEFINED TERMS SCHEDULE 1.1(a) — FORM OF SERIES A NOTE SCHEDULE 1.1(b) — FORM OF SERIES B NOTE SCHEDULE 4.4(a) — FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY SCHEDULE 5.3 — DISCLOSURE MATERIALS SCHEDULE 5.4 — SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK SCHEDULE 5.5 — FINANCIAL STATEMENTS SCHEDULE 5.10 — QUALIFIED ASSETS SCHEDULE 5.15 — EXISTING INDEBTEDNESS OF THE COMPANY AND ITS SUBSIDIARIES

BUSINESS.29029164.3 TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, ON BEHALF OF THE REAL ESTATE ACCOUNT C/O TIAA 730 THIRD AVENUE NEW YORK, NEW YORK 10017 $300,000,000 3.24% Series A Senior Notes due June 10, 2029 $200,000,000 3.35% Series B Senior Notes due June 10, 2032 June 10, 2022 To Each of the Purchasers Listed in the Purchaser Schedule Hereto: Ladies and Gentlemen: TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York insurance company (“TIAA”), on behalf of THE REAL ESTATE ACCOUNT, a separate account of TIAA (the “Company”), agrees with each of the Purchasers as follows: SECTION 1. AUTHORIZATION OF NOTES; LIMITED RECOURSE Section 1.1. Authorization of Notes. The Company will authorize the issue and sale of (a) $300,000,000 aggregate principal amount of its 3.24% Series A Senior Notes due June 10, 2029 (the “Series A Notes”) and (b) $200,000,000 aggregate principal amount of its 3.35% Series B Senior Notes due June 10, 2032 (the “Series B Notes”; and together with the Series A Notes, collectively the “Notes”). The Series A Notes and the Series B Notes shall be substantially in the form set out in Schedule 1.1(a) and Schedule 1.1(b), respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern. Section 1.2. Limited Recourse. In no event whatsoever will any of the Company’s partners, members, shareholders, directors, officers, employees or agents, (collectively, the “Protected Persons”) be subject to any lien, levy, execution or any other enforcement procedure relating directly or indirectly to this Agreement or any of the other Financing Documents or any obligations hereunder or thereunder. Without limitation of the foregoing, the Purchasers agree that in any action, suit or other proceeding brought by any of them with respect to or under this Agreement or any other Financing Document, the applicable Purchaser shall name only the Company (unless otherwise required by law to enforce the Purchasers’ rights with respect to the Company) and not any of the Protected Persons. In addition, notwithstanding anything contained in this Agreement or any other Financing Document, any liability of the Company shall be satisfied solely from the assets and properties of the Teachers Insurance and Annuity Association of America’s Real Estate Account established as a separate investment account of TIAA under New York law on February 22, 1995, and under the regulation of the State of New York Insurance Department (the “Separate Account”) (including all assets and properties allocated to or held for

BUSINESS.29029164.3 2 the account of the Separate Account), and in no event shall any recourse be had to any assets or properties held by TIAA in its general investment account or in any other of its existing or future separate accounts other than the Separate Account. SECTION 2. SALE AND PURCHASE OF NOTES. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and in the Series specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder. SECTION 3. CLOSINGS. The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178-0060, at 10:00 a.m., New York City time, at a closing (the “Closing”) on June 10, 2022. At the Closing the Company will deliver to each Purchaser the Notes of each Series to be purchased by such Purchaser in the form of a single Note for each Series (or such greater number of Notes of each Series in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company in accordance with the wire transfer instructions delivered by the Company to the Purchasers pursuant to Section 4.10. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction. SECTION 4. CONDITIONS TO CLOSING. Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions: Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and at the Closing. Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and from the date of this Agreement to the Closing assuming that Sections 9 and 10 are applicable from the date of this Agreement. From the date of this Agreement until the Closing, before and after giving effect to the issue and sale of the Notes

BUSINESS.29029164.3 3 (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Section 4.3. Compliance Certificates. (a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled. (b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Financing Documents to which the Company is a party and (ii) the Company’s organizational documents as then in effect. Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Dechert LLP, counsel for the Company, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Morgan, Lewis & Bockius LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form agreed with such Purchaser and covering such other matters incident to such transactions as such Purchaser may reasonably request. Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted. Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule. Section 4.7. Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the Closing the reasonable and documented out-of-pocket fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

BUSINESS.29029164.3 4 Section 4.8. Private Placement Number. A Private Placement Number issued by PPN CUSIP Unit of CUSIP Global Services (in cooperation with the SVO) shall have been obtained for each Series of the Notes. Section 4.9. Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5. Section 4.10. Funding Instructions. (a) At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company specifying (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited, which account shall be fully opened and able to receive micro deposits in accordance with this Section at least three (3) Business Days prior to the date of Closing. (b) An identifiable Responsible Officer of the Company shall confirm the written instructions by a live videoconference made available to the Purchasers no later than two (2) Business Days prior to the Closing. (c) Each Purchaser has the right, but not the obligation, upon written notice (which may be by email) to the Company, to elect to deliver a micro deposit (less than $51.00) to the account identified in the written instructions no later than two (2) Business Days prior to the date of Closing. If a Purchaser delivers a micro deposit, a Responsible Officer must verbally verify the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to the date of Closing. The Company shall not be obligated to return the amount of the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the Notes. Section 4.11. Offeree Letter. J.P. Morgan Securities LLC shall have delivered to the Company, its counsel, each Purchaser and the Purchasers’ special counsel an offeree letter, in form and substance satisfactory to the Purchasers and the Company, confirming the manner of the offering of the Notes by such entity and the number of offerees. Section 4.12. Amendment to Bank Credit Agreement. Each Purchaser shall have received a true and complete copy of the fully executed amendment to the Bank Credit Agreement, dated March 9, 2022, among the Company, the Bank Agent and the Bank Lenders, such agreement to be in form and substance satisfactory to such Purchaser, and the conditions to the effectiveness thereof shall have been satisfied or waived. Section 4.13. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart

BUSINESS.29029164.3 5 originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request. SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Purchaser that: Section 5.1. Organization; Power and Authority. TIAA and each Subsidiary Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and is duly qualified as a foreign legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Documents to which it is a party and to perform the provisions hereof and thereof. Section 5.2. Authorization, Etc. Each of the Financing Documents to which an Obligor is a party has been duly authorized by all necessary corporate or equivalent action on the part of such Obligor, and constitutes, or, in the case of each Financing Document other than this Agreement, upon execution and delivery thereof will constitute, a legal, valid and binding obligation of each Obligor, as the case may be, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 5.3. Disclosure. The Company, through its agent, J.P. Morgan Securities LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated February 23, 2022 (the “Memorandum”), relating to the transactions contemplated hereby. This Agreement, the other Financing Documents, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company prior to March 10, 2022 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (collectively, the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2021, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or

BUSINESS.29029164.3 6 similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor and (ii) the Company’s directors and senior officers. (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued and, to the extent applicable, are fully paid and non- assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement. (c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary. Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and lack of footnotes); provided that with respect to all or any portion of such financial statements that are financial projections, pro forma financial information and other forward-looking information, the Company represents only that such information was prepared in good faith based upon assumptions and, in the case of financial projections and pro forma financial information, good faith estimates, in each case, believed to be reasonable at the time made. The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents. Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by each Obligor of the Financing Documents to which such Obligor is party will

BUSINESS.29029164.3 7 not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Company Party under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which any Company Party is bound or by which any Company Party or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to any Company Party or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Company Party. Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of the Financing Documents to which such Obligor is party, other than any filing required under the Securities Exchange Act of 1934 or the rules and regulations promulgated thereunder on Form 8-K, Form 10-Q or Form 10-K. Section 5.8. Litigation; Observance of Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against or affecting any Company Party or any property of any Company Party in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) Neither the Company nor any other Company Party is (i) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (ii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.9. Taxes. The Company Parties have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which, individually or in the aggregate, is not Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the applicable Company Party, as the case may be, has established adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Company Parties in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. The U.S. federal income tax liabilities of the Company Parties have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2013. Section 5.10. Title to Property; Leases; Qualified Assets.

BUSINESS.29029164.3 8 (a) The Company Parties have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by any Company Party after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. (b) Each Qualified SPE which is a Company Party has good title to, or valid leasehold interest in, each Qualified Asset owned by such Qualified SPE. Schedule 5.10(b) sets out, as of the date of this Agreement, (i) all of the real property interests held by the Company and (ii) a correct and complete list of Qualified Assets, indicating in each case whether the respective property is owned or leased, the identity of the owner or lessee and the location of the respective property. Each of the Qualified Assets included by the Company in calculation of the Unencumbered Asset Value satisfies all of the requirements contained in this Agreement for the same to be included therein. Section 5.11. Licenses, Permits, Etc. The Company Parties own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect. Section 5.12. Compliance with Employee Benefit Plans. (a) Each Obligor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncom- pliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No Obligor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by any Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material. (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by an amount that would reasonably be expected to result in a Material Adverse Effect. The term

BUSINESS.29029164.3 9 “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA. (c) No Obligor nor any of its ERISA Affiliates have incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate would reasonably be expected to result in a Material Adverse Effect. (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries would not reasonably be expected to result in a Material Adverse Effect. (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406(a) of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser. (f) The Company and its Subsidiaries do not have any Non-U.S. Plans. Section 5.13. Private Offering by the Company. No Obligor nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 70 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. No Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction. Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

BUSINESS.29029164.3 10 Section 5.15. Existing Indebtedness. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries in an aggregate amount in excess of $25,000,000 as of December 31, 2021 (provided that the aggregate amount of all such Indebtedness not listed on Schedule 5.15 does not exceed $100,000,000 as of December 31, 2021) (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranty thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $10,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except the Financing Documents and as disclosed in Schedule 5.15. Section 5.16. Foreign Assets Control Regulations, Etc. (a) No Obligor nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union. (b) No Obligor nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws. (c) No part of the proceeds from the sale of the Notes hereunder: (i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by any Obligor or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

BUSINESS.29029164.3 11 (ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or (iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws. (d) Each Obligor has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that such Obligor and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti- Corruption Laws. Section 5.17. Status under Certain Statutes. No Obligor nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, or the Federal Power Act. Section 5.18. Separate Account. (a) The Company is a “separate account” established by TIAA, in accordance with and pursuant to Section 4240 of the New York Insurance Law (the “NYIL”). Income and gains or losses, realized or unrealized, from assets allocated to the Company are credited to or charged against, and accounted for separately from, other income, gains or losses of TIAA. The portions of the contracts attributable to the Company are without any guaranty, including any index guaranty of the dollar amounts of benefits or other payments thereunder or of the value of such portions. (b) Assets of the Company are held by TIAA in accordance with the NYIL. These assets are not subject to general creditors of TIAA and are subject only to liabilities specifically incurred by TIAA with respect to the Company. (c) Company is an “insurance company pooled separate account” (within the meaning of PTE 90-1), and there is no “employee benefit plan” (as defined in Section 3(3) of the ERISA which is subject to Title I of ERISA, or “plan” as defined in the Code which is subject to section 4975 of the Code, treating as a single plan all plans maintained by the same employer or employee organization, which has assets in such pooled separate account that exceed ten percent (10%) of the total assets of that account. The issuance of the Notes by Company pursuant to this Agreement is, accordingly, an exempt transaction covered by the pooled separate account exemption, PTE 90-1, and none of the transactions contemplated by the Financing Documents will cause the Company to engage in a transaction in violation of section 406(b) of ERISA or section 4975(c)(1)(E) or (F) of the Code that could subject the Purchasers to any tax or penalty on prohibited transactions imposed under section 4975 of the Code or section 502(i) of ERISA. (d) The consummation of this Agreement and the subsequent issuance of the Notes and payment and performance of the obligations hereunder, which are limited to the

BUSINESS.29029164.3 12 assets of the Company and the Qualified Assets and are evidenced by the Financing Documents are within the business purposes of TIAA in establishing the Company, are consistent with the documents under which the Company was established and is maintained and are in compliance with applicable law. (e) Both TIAA and the Company are in compliance with the Plan of Operation. Section 5.19. Environmental Matters. The Company has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. For each Qualified SPE which is a Company Party, such Person has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business with respect to the Qualified Asset as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, each of such permits, licenses and authorizations is in full force and effect and each of the Company Parties is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. In addition, to the Company’s knowledge, no written notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any Governmental Authority with respect to any alleged failure by the Company Parties to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of the Company Parties (and, with respect to the Qualified SPE, only with respect to the Qualified Asset) or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any release of any Hazardous Materials generated with respect to any of the Company Parties’ properties, which failure, if not remedied, could reasonably be expected to have a Material Adverse Effect. SECTION 6. REPRESENTATIONS OF THE PURCHASERS. Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under

BUSINESS.29029164.3 13 circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder: (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c) at least four (4) Business Days prior to the date such Purchaser purchases Notes, no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or (d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of

BUSINESS.29029164.3 14 such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d) at least four (4) Business Days prior to the date such Purchaser purchases Notes; or (e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e) at least four (4) Business Days prior to the date such Purchaser purchases Notes; or (f) the Source is a governmental plan; or (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA or section 4975 of ERISA. As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA. With respect to any disclosure by a Purchaser to the Company pursuant to this Section 6.2, if the Company notifies such Purchaser promptly (but in no event later than two (2) Business Days prior to the proposed purchase of the Notes) after receiving such disclosure, that it could not make the representation in Section 5.12(e) with respect to such employee benefit plan(s), such Purchaser will not purchase Notes with plan assets of such employee benefit plan and such purchase shall not be effectuated until such time, if any, as the Purchaser represents that it is relying on another clause of Section 6.2 or the Company reasonably determines that the proposed transfer would not be prohibited by Section 406 of ERISA. For the avoidance of doubt, references in this paragraph to “Purchaser” shall refer to each Purchaser, each Substitute Purchaser and each transferee of a Note pursuant to Section 13.2. Section 6.3. Investment Experience; Access to Information. Each Purchaser (for itself and for each account for which such Purchaser is acquiring the Notes) (a) is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act or a Qualified Institutional Buyer, (b) either alone or together with its representatives has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (c) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (d) understands the terms of

BUSINESS.29029164.3 15 and risks associated with the purchase of the Notes, including, without limitation, a lack of liquidity, pricing availability and risks associated with the industry in which the Company operates, (e) has had the opportunity to review (i) the Disclosure Documents, (ii) the financial statements set forth on Schedule 5.5 and (iii) such other disclosure regarding the Company Parties, their business, their management and their financial affairs and condition as such Purchaser has determined to be necessary in connection with the purchase of the Notes, and (f) has had an opportunity to ask such questions and make such inquiries concerning the conditions of the offering of the Notes, the Company Parties, their business, the management and their financial affairs and condition, and has had an opportunity to review the Company’s facilities, in each case Purchaser has deemed appropriate in connection with such purchase and to receive satisfactory answers to such questions and inquiries. Section 6.4. Authorization. Each Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such Purchaser, will constitute valid and legally binding obligations of such Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Section 6.5. Restricted Securities. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. Section 6.6. No Public Market. Each Purchaser understands that no public market now exists for the Notes, and that the Company has made no assurances that a public market will ever exist for the Notes. Section 6.7. Legends. Each Purchaser understands that the Notes may be notated with the following legend: “THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.” SECTION 7. INFORMATION AS TO COMPANY. Section 7.1. Financial and Business Information. The Company shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:

BUSINESS.29029164.3 16 (a) Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of, (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments and the absence of footnotes; (b) Annual Statements — within 120 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and

BUSINESS.29029164.3 17 have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; (c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice, proxy statement or similar document sent by the Company or any Subsidiary (x) to its creditors under any Material Credit Facility (excluding information sent to such creditors in the ordinary course of administration of a credit facility, such as information relating to pricing and borrowing availability) or (y) to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC; (d) Notice of Default or Event of Default — promptly, and in any event within 5 days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; (e) Employee Benefits Matters — promptly, and in any event within 5 days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto: (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; or (iv) receipt of notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans;

BUSINESS.29029164.3 18 (f) Resignation or Replacement of Auditors — within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may request; (g) Environmental - with reasonable promptness, the assertion of a claim of any Environmental Liability by any Person against, or with respect to any activities of, the Company Parties (provided, with respect to a Qualified SPE, only as to a Qualified Asset), and any alleged violation of or noncompliance by or on behalf of any Company Party with any Environmental Laws or any permits, licenses or authorizations, other than any claim of Environmental Liability or alleged violation that, if adversely determined, would not reasonably be expected to (either individually or in the aggregate) have a Material Adverse Effect; (h) Legal Status - with reasonable promptness, any change in the Company’s status as a separate account of TIAA under applicable law; and (i) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by the Required Holders, in each case to the extent reasonably available to the Company. Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a Purchaser or a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer: (a) Covenant Compliance — (i) setting forth (A) the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Section 10 during the quarterly or annual period covered by the financial statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence, (B) whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in 7.1(b) and, if any such change has occurred, specifying the effect of such change on the financial statements, and (C) solely to the extent required to be delivered under any Material Credit Facility, an updated Schedule 5.10 listing all Qualified Assets and (ii) certifying that (A) all Qualified Assets so listed on such updated Schedule 5.10 fully qualify as such under the applicable criteria for inclusion as Qualified Assets, and (B) all acquisitions, dispositions or other removals of Qualified Assets completed during such quarterly accounting period, calendar year, or other fiscal period were permitted under this Agreement, and (C) the acquisition cost or principal balance of any Qualified Assets, as applicable, acquired during such period and any other information that the Required Holders may require to determine the

BUSINESS.29029164.3 19 Unencumbered Asset Value of such Qualified Asset, and the Qualified Asset Value of any Qualified Assets removed during such period. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; (b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto; and (c) Subsidiary Guarantors — setting forth a list of all Subsidiaries that are Subsidiary Guarantors and certifying that each Subsidiary that is required to be a Subsidiary Guarantor pursuant to Section 9.7 is a Subsidiary Guarantor, in each case, as of the date of such certificate of Senior Financial Officer. Section 7.3. Visitation. The Company shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor: (a) No Event of Default — if no Event of Default then exists, at the expense of such Purchaser or such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and the other Company Parties with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each other Company Party, all at such reasonable times and as often as may be reasonably requested in writing; may only be exercised once per calendar year for all holders of the Notes collectively and (b) Default or Event of Default — if a Default or Event of Default then exists, at the expense of the Company and upon at least five (5) Business Days prior notice to the Company to visit and inspect any of the offices or properties of the Company or any other Company Party, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and the other Company Parties), all at such times and as often as may be reasonably requested. Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be

BUSINESS.29029164.3 20 delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto: (a) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each Purchaser or holder of a Note by e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company; (b) the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR; (c) the Company shall have timely filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR; provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 21 of this Agreement); provided further, that in the case of any of clauses (b) or (c), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 19, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder. SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES. Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof. Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount; provided that so long as no Default or Event of Default shall have occurred and be continuing no Make-Whole Amount shall be due if such Notes are prepaid during the last 90 days prior to the applicable Maturity Date of such Notes. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of

BUSINESS.29029164.3 21 a Senior Financial Officer as to the estimated Make-Whole Amount, if any, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if any, as of the specified prepayment date. Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes (without regard to Series) at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 20 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes. Section 8.6. Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Note of any Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note of such Series over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

BUSINESS.29029164.3 22 “Called Principal” means, with respect to any Note of any Series, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. “Discounted Value” means, with respect to the Called Principal of any Note of any Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes of such Series is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Reinvestment Yield” means, with respect to the Called Principal of any Note of any Series, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note of such Series. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note of any Series, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note of such Series. “Remaining Average Life” means, with respect to any Called Principal of any Series, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse

BUSINESS.29029164.3 23 between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Note of any Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes of such Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1. “Settlement Date” means, with respect to the Called Principal of any Note of any Series, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. Section 8.7. Offer of Prepayment Upon Change in Control. (a) Notice of Change in Control. The Company will, within 10 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. Such notice shall contain and constitute an offer to prepay Notes as described in clause (b) of this Section 8.7 and shall be accompanied by the certificate described in clause (e) of this Section 8.7. (b) Offer to Prepay Notes. The offer to prepay Notes contemplated by clause (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder on a date specified in such offer (the “Proposed Prepayment Date”) which date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 45th day after the date of such offer). (c) Acceptance/Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company at least 15 days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder. (d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment but without payment of any Make-Whole Amount with respect thereto. The prepayment shall be made on the Proposed Prepayment Date. (e) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of

BUSINESS.29029164.3 24 each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control. Section 8.8. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make- Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day. SECTION 9. AFFIRMATIVE COVENANTS. From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, the Company covenants that: Section 9.1. Compliance with Laws. Without limiting Section 10.4, the Company will, and will cause each of the other Company Parties to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.2. Insurance. The Company will, and will cause each of the other Company Parties to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated. Section 9.3. Maintenance of Properties. The Company will, and will cause each of the other Company Parties to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Company or any other Company Party from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance

BUSINESS.29029164.3 25 would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.4. Payment of Taxes. The Company will, and will cause each of the other Company Parties to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any other Company Party need pay any such tax, assessment, charge or levy if (a) the amount, applicability or validity thereof is contested by the Company or such other Company Party on a timely basis in good faith and in appropriate proceedings, and the Company or another Company Party has established adequate reserves therefor in accordance with GAAP on the books of the Company or such other Company Party or (b) the nonpayment of all such taxes, assessments, charges and levies would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.5. Corporate Existence, Etc. Subject to Section 10.2, the Company will at all times preserve and keep its corporate or other legal existence in full force and effect. Subject to Sections 10.2, the Company will at all times preserve and keep in full force and effect the corporate existence of each of the other Company Parties (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and the other Company Parties unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate or other legal existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect. Section 9.6. Books and Records. The Company will, and will cause each of the other Company Parties to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such other Company Party, as the case may be. The Company will, and will cause each of the other Company Parties to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and the other Company Parties have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of the other Company Parties to, continue to maintain such system. Section 9.7. Subsidiary Guarantors. (a) The Company will cause each of its Subsidiaries that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co- borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to concurrently therewith: (i) enter into an agreement in form and substance satisfactory to the Required Holders providing for the guaranty by such Subsidiary, on a joint and several basis with all other such Subsidiaries, of (x) the prompt payment in full when due of all amounts payable by the Company pursuant to the Notes (whether

BUSINESS.29029164.3 26 for principal, interest, Make-Whole Amount or otherwise) and this Agreement, including all indemnities, fees and expenses payable by the Company thereunder and (y) the prompt, full and faithful performance, observance and discharge by the Company of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it (a “Subsidiary Guaranty”); and (ii) solely to the extent provided in connection with a guaranty provided under any Material Credit Facility, deliver the following to each holder of a Note: (A) a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1(Organization; Power and Authority), 5.2 (Authorization, Etc.), 5.6 (Compliance with Laws, Other Instruments, Etc.), 5.7 (Government Authorizations, Etc.), 5.8 (Litigation; Observance of Statutes and Orders), 5.9 (Taxes), 5.10 (Title to Property; Leases; Qualified Assets), 5.11 (Licenses, Permits, Etc.), 5.16 (Foreign Assets Control Regulations, Etc.), 5.17 (Status Under Certain Statutes) and 5.19 (Environmental Matters) of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company), but solely with respect to those items required by the applicable Material Credit Facility; (B) all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty, as applicable, and the performance by such Subsidiary of its obligations thereunder; and (C) an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and the Subsidiary Guaranty as the Required Holders may reasonably request. (b) At the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) under such Material Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under such Subsidiary Guaranty, (iv) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility, any fee or other form of consideration is given to any holder of Indebtedness under such Material Credit Facility

BUSINESS.29029164.3 27 for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) through (iv). Section 9.8. Maintenance of Separate Account Status. The Company shall at all times be maintained as a separate account of TIAA under applicable law such that the assets of the Company are not subject to the claims of TIAA’s creditors for TIAA’s obligations unrelated to the Company. In furtherance thereof, at all times all assets of the Company shall be held separate from other assets of TIAA that are not for the account of the Company. If there shall be any changes of fact or law that may reasonably be expected to cause any change in the Company’s status as a separate account of TIAA under applicable law, the Company shall deliver to each holder of Notes an updated opinion of counsel to the Company addressing such changes, in form and substance reasonably satisfactory to the Required Holders. Section 9.9. Investment Policies. The Company shall comply with all investment and debt restrictions set forth in its organizational documents, except (other than in respect of entering into this Agreement and the other Financing Documents) where the failure to comply would not reasonably be expected to have a Material Adverse Effect. Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 9 on or after the date of this Agreement and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3. SECTION 10. NEGATIVE COVENANTS. From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, the Company covenants that: Section 10.1. Transactions with Affiliates. The Company will not, and will not permit any other Company Party to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Company Party), except: (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable than could be obtained on an arm’s length basis from unrelated third parties; (b) sales of units in the Company to TIAA in connection with any liquidity guarantee and any distributions related thereto; (c) payment or transfers with respect to investment management, administration, distribution and similar services provided to the Company by any Affiliate to the extent permitted under the Company’s organizational documents and any prospectus filed by the Company with the SEC; and

BUSINESS.29029164.3 28 (d) provision of services and payment of fees contemplated by any prospectus filed by the Company with the SEC. Section 10.2. Merger, Consolidation, Etc. The Company will not, and will not permit any Subsidiary Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless: (a) in the case of any such transaction involving the Company, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; (b) in the case of any such transaction involving a Subsidiary Guarantor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Subsidiary Guarantor as an entirety, as the case may be, shall be (1) the Company, such Subsidiary Guarantor or another Subsidiary Guarantor; or (2) a solvent corporation or limited liability company (other than the Company or another Subsidiary Guarantor) that is organized and existing under the laws of the United States or any state thereof (including the District of Columbia) and, if such Subsidiary Guarantor is not such corporation or limited liability company, (A) such corporation or limited liability company shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of the Subsidiary Guaranty of such Subsidiary Guarantor and (B) the Company shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; (c) in the case of the sale, transfer or other disposition of the equity interests of any Subsidiary Guarantor, all of such equity interests are acquired by another Obligor; (d) in the case of liquidation or dissolution of any Subsidiary Guarantor, any and all of the assets of such Subsidiary Guarantor are distributed or otherwise transferred to another Obligor in connection with such liquidation or dissolution;

BUSINESS.29029164.3 29 (e) each Subsidiary Guarantor under any Subsidiary Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and (f) at the time of signing the definitive transaction agreement for such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing. No such conveyance, transfer or lease of substantially all of the assets of the Company or any Subsidiary Guarantor shall have the effect of releasing the Company or such Subsidiary Guarantor, as the case may be, or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2, from its liability under (x) this Agreement or the Notes (in the case of the Company) or (y) the Subsidiary Guaranty (in the case of any Subsidiary Guarantor), unless, in the case of the conveyance, transfer or lease of substantially all of the assets of a Subsidiary Guarantor, such Subsidiary Guarantor is released from its Subsidiary Guaranty in accordance with Section 9.7(b) in connection with or immediately following such conveyance, transfer or lease. Section 10.3. Line of Business. The Company will not and will not permit any other Company Party to engage in any business if, as a result, the general nature of the business in which the Company and the other Company Parties, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and the other Company Parties, taken as a whole, are engaged on the date of this Agreement as described in the Disclosure Documents. Section 10.4. Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any Purchaser or holder or any affiliate of such Purchaser or holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws. Section 10.5. Liens. The Company will not, and will not permit any other Company Party to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of the Company or any such other Company Party, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except for Permitted Liens; provided, that notwithstanding the foregoing, the Company shall not, and shall not permit any other Company Party to, secure any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and any guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including an intercreditor agreement and opinions of counsel to the Company and/or any such other

BUSINESS.29029164.3 30 Company Party, as the case may be, from counsel that is reasonably acceptable to the Required Holders. Section 10.6. Financial Covenants. (a) Maximum Total Leverage Ratio. The Company will not permit the Total Leverage Ratio to exceed 50% as of the last day of any fiscal quarter of the Company. (b) Fixed Charges Ratio. The Company will not permit the Fixed Charges Ratio to be less than 2.00 to 1.00 as of the last day of any fiscal quarter of the Company. (c) Unencumbered Leverage Ratio. The Company will not permit the Unencumbered Leverage Ratio to exceed 50% as of the last day of any fiscal quarter of the Company. (d) Minimum Unsecured Interest Coverage Ratio. The Company will not permit the Unsecured Interest Coverage Ratio to be less than 2.00 to 1.00 as of the last day of any fiscal quarter of the Company. (e) Maximum Secured Debt. The Company will not, and will not permit any other Company Party to, directly or indirectly, create, incur, assume or otherwise become directly or indirectly liable with respect to any Secured Indebtedness if the Total Secured Outstanding Indebtedness to Total Asset Value would exceed 40% at the time of such creation, incurrence or assumption. Section 10.7. Modifications of Certain Documents. Without the prior written consent of Required Holders, the Company will not, and will not permit, any other Person to, modify any of the terms or provisions in its organizational documents, except: (a) any modifications necessary for the Company to issue more equity interests (provided such issuance does not otherwise violate the terms of this Agreement); or (b) modifications necessary to clarify existing provisions of such organizational documents; or (c) modifications which would have no adverse, substantive effect on the rights or interests of the holders in conjunction with the Notes or under the Financing Documents; or (d) modifications which would not reasonably be expected to have a Material Adverse Effect. Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 10 before or after giving effect to the issuance of the Notes on a pro forma basis, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3. SECTION 11. EVENTS OF DEFAULT. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing: (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

BUSINESS.29029164.3 31 (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10; or (d) the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any other Financing Document and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or (e) (i) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in any Financing Document or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Financing Document or any writing furnished in connection with such Financing Document proves to have been false or incorrect in any material respect on the date as of which made; or (f) (i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $100,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $100,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition, such Indebtedness has become or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or (g) the Company, TIAA or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

BUSINESS.29029164.3 32 (h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company, TIAA or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, TIAA or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or (i) any event occurs with respect to the Company, TIAA or any Significant Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or (j) one or more final judgments or orders for the payment of money aggregating in excess of $100,000,000 (or its equivalent in the relevant currency of payment) (to the extent not covered by independent third-party insurance or enforceable indemnity as to which the insurer does not deny coverage), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) there is any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA, (iv) the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, (v) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (vi) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, (vii) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder, (viii) the Company or any Subsidiary fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up, or (ix) the Company or any Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose

BUSINESS.29029164.3 33 shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (ix) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect. As used in this Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; (l) any Financing Document shall cease to be in full force and effect, any Obligor or any Person acting on behalf of any Obligor shall contest in any manner the validity, binding nature or enforceability of any Financing Document, or the obligations of any Obligor under any Financing Document are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Financing Document; or (m) any event shall occur which gives rise to a nonexempt prohibited transaction (as such term is defined in section 4975 of the Code or section 406 of ERISA) involving any benefit plan investor (as such term is defined in the Plan Asset Regulation) that is the Company or an investor or partner in the Company, other than an event arising from a breach of any Financing Document by the holders, that could reasonably be expected to subject the holders, on account of any Note or any other transaction contemplated by the Financing Documents, to any tax or penalty on prohibited transactions imposed under section 4975 of the Code or section 502(i) of ERISA. SECTION 12. REMEDIES ON DEFAULT, ETC. Section 12.1. Acceleration. (a) If an Event of Default with respect to any Obligor or TIAA described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable. (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable. (c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable. Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon in respect of any Series of Notes at the Default Rate for such Series, if applicable) and (y) the Make- Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each

BUSINESS.29029164.3 34 holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or in any other Financing Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes of any Series, at the applicable Default Rate for such Series of Notes, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon. Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or any other Financing Document upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable and documented out- of-pocket costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable and documented out-of-pocket attorneys’ fees, expenses and disbursement of one special counsel for, collectively, the holders of Notes. SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each

BUSINESS.29029164.3 35 transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes. Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same Series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of such Note for such Series as set forth in Schedule 1.1 or Schedule 1.2 as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a Series, one Note of such Series may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof,

BUSINESS.29029164.3 36 within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. SECTION 14. PAYMENTS ON NOTES. Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make- Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of JPMorgan Chase Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction. Section 14.2. Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make- Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2. Section 14.3. FATCA Information. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other Forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 14.3 shall require any holder to provide information that is

BUSINESS.29029164.3 37 confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential. SECTION 15. EXPENSES, ETC. Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable and documented out-of-pocket costs and expenses (but limited, in the case of attorneys’ fees and expenses, to the reasonable and documented out-of-pocket attorneys’ fees of one special counsel for, collectively, the Purchasers and each other holder of a Note, taken as a whole, and, if reasonably required by the Required Holders, one local counsel in each applicable jurisdiction for all such holders, taken as a whole) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or any other Financing Document (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement any other Financing Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement any other Financing Document, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the other Financing Documents and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $6,725. If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI). The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company, in each case, other than to the extent arising from (x) the bad faith, gross negligence or willful misconduct by such Purchaser or such holder of a Note as determined in a final non-appealable judgment from a court of competent jurisdiction or (y) a claim between any Purchaser or holder of a Note, on the one hand, and any other Purchaser or holder of a Note, on the other hand (other than claims arising out of any act or omission by the Company and/or its Affiliates). Section 15.2. Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any other Financing Document or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other

BUSINESS.29029164.3 38 jurisdiction where the Company or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any other Financing Document, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder. Section 15.3. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or any other Financing Document, and the termination of this Agreement. SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and each other Financing Document embody the entire agreement and understanding between each Purchaser and each Obligor and supersede all prior agreements and understandings relating to the subject matter hereof. SECTION 17. AMENDMENT AND WAIVER. Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that: (a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and (b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17 or 20.

BUSINESS.29029164.3 39 Section 17.2. Solicitation of Holders of Notes. (a) Solicitation. The Company will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any other Financing Document. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any other Financing Document to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes. (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any other Financing Document or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any other Financing Document by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder. Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 or any other Financing Document applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note or any other Financing Document shall operate as a waiver of any rights of any Purchaser or holder of such Note. Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this

BUSINESS.29029164.3 40 Agreement or any other Financing Document, or have directed the taking of any action provided herein or in any other Financing Document to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding. SECTION 18. NOTICES. Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent: (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing, (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Mark Kaltenborn and Arman Boroumand, or at such other address as the Company shall have specified to the holder of each Note in writing. Notices under this Section 18 will be deemed given only when actually received. Notwithstanding anything to the contrary contained herein, any notice to be given by the Company (other than an Officer’s Certificate) shall be prepared by the Company and may be delivered by an agent or sub- agent of the Company. SECTION 19. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

BUSINESS.29029164.3 41 SECTION 20. CONFIDENTIAL INFORMATION. For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any other Financing Document. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20. In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement or any other Financing Document any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through Intralinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not

BUSINESS.29029164.3 42 be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking. SECTION 21. SUBSTITUTION OF PURCHASER. Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement. SECTION 22. MISCELLANEOUS. Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.2, the Company may not assign or otherwise transfer any of its rights or obligations hereunder, under the Notes or under any other Financing Document without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement. Section 22.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made. Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

BUSINESS.29029164.3 43 prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. Section 22.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Section 22.5. Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement and the other Financing Documents (other than with respect to the Notes) shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. Notwithstanding the foregoing, if any holder of a Note shall request manually signed counterpart signatures this Agreement or any Financing Document, the Company hereby agrees to provide (or cause the applicable Obligor to provide) such manually signed signature pages as soon as reasonably practicable.

BUSINESS.29029164.3 44 Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Section 22.7. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes or any other Financing Document. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (b) The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment. (c) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered, certified priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service. (d) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. (e) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES, ANY OTHER FINANCING DOCUMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

BUSINESS.29029164.3 45 Section 22.8. Division. For all purposes hereunder, and under the other Financing Documents, if in connection with any division or plan of division pursuant to Section 18-217 of the Delaware Limited Liability Company Act law (or any comparable event under a different jurisdiction’s laws) (a “Division”): (a) any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) any new Person comes into existence, such new Person shall be deemed to have been organized by the holders of its equity interests at such time. Any reference herein or therein to a merger, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a Division or allocation), as if it were a merger, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division of a limited liability company shall constitute a separate Person hereunder and thereunder (and each Division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person) on the first date of its existence.

BUSINESS.29029164.3 If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company. Very truly yours, TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, on behalf of THE REAL ESTATE ACCOUNT By:___________________________________ Name: Title: This Agreement is hereby accepted and agreed to as of the date hereof. [PURCHASER SIGNATURE BLOCKS]

BUSINESS.29029164.3 Schedule A-1 Schedule A DEFINED TERMS As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term: “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company. “Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement. “Alternative Investments” means Assets that do not represent direct or indirect investments (through joint ventures or otherwise) in private Projects, including investments in (a) property debt instruments of Persons in which the Company does not have an equity or debt ownership interest, (b) public company equity or debt securities or (c) equity or debt securities issued by a private company that is substantially engaged in an operating business (other than any such Person that is controlled by the Company); provided that Alternative Investments shall not include Assets that are (x) participating mortgages granted by a non-public Person or (y) debt instruments that are convertible to equity at the option of the Company. “Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010. “Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act. “Asset” means, with respect to any Company Party, any individual real property or other investment asset (or related group of assets which is treated by the Company as a single investment) owned directly or indirectly by a Company Party from time to time. “Bank Agent” means (a) JPMorgan Chase Bank, N.A., as administrative agent to the Bank Lenders under the Bank Credit Agreement or its successors and assigns or (b) any other financial institution designated by the holders of the Bank Indebtedness (by providing written notice to the holders of such designation) as the “Bank Agent” for purposes of this Agreement. “Bank Credit Agreement” means that certain Credit Agreement dated as of September 20, 2018 by and among, among others, the Company, the Bank Agent and the Bank Lenders. “Bank Indebtedness” means the Indebtedness incurred under the Bank Documents.

BUSINESS.29029164.3 Schedule A-2 “Bank Documents” means, collectively, the Bank Credit Agreement and the other Loan Documents (as such term is defined in the Bank Credit Agreement). “Bank Lenders” means the financial institutions party to the Bank Credit Agreement, as lenders, and each of their successors and permitted assigns. “Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b). “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed. “Capital Lease Obligations” means, with respect to any Person. the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Change in Control” means any material change, direct or indirect, in the management of the Company or another Company Party, provided, notwithstanding the foregoing, (a) any merger, consolidation or reorganization permitted under Section 10.2 shall not constitute such a change in the management of the Company, or (b) any change in the Company’s independent fiduciary shall not constitute a “Change in Control” for purposes of this Agreement and any change in the personnel (including, without limitation, any portfolio managers) or ancillary services provided by TIAA or any Affiliate thereof shall not constitute a “Change in Control” for purposes of this Agreement. “Closing” is defined in Section 3. “Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time. “Company” is defined in the first paragraph of this Agreement. “Company Parties” means, collectively, the Company, the Subsidiary Guarantors and each other Qualified SPE owning a Qualified Asset (but only so long as such Qualified SPE owns such Qualified Asset and such asset is a Qualified Asset hereunder). “Compliance Certificate” means a certificate delivered pursuant to Section 7.2(a). “Confidential Information” is defined in Section 20.

BUSINESS.29029164.3 Schedule A-3 “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing. “Controlled Entity” means any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates. “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. “Default Rate” means that rate of interest per annum for the Notes of any Series that is the greater of (a) 2% above the rate of interest stated in clause (a) of the first paragraph of the Notes of such Series or (b) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. in New York, New York as its “base” or “prime” rate. “Disclosure Documents” is defined in Section 5.3. “Division” is defined in Section 22.8. “EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Company Party directly or indirectly, resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement (other than the Financing Documents) pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code. “Event of Default” is defined in Section 11.

BUSINESS.29029164.3 Schedule A-4 “FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code. “Financing Documents” means, collectively, this Agreement, the Notes, the Subsidiary Guaranty and any other agreement, certificate and/or instrument executed and/or delivered in connection therewith, each as may be amended, restated or otherwise modified from time to time. “Fixed Charges Ratio” means, as at any date, the ratio of (a) Investment Income, Net for the most recent four fiscal quarters ending on or most recently ended prior to such date to (b) Interest Expense (as such term is reported on Company’s financial statements) for such period plus scheduled amortization (excluding balloon payments due at maturity) on Total Outstanding Indebtedness for the most recent fiscal quarter ending on or most recently ended prior to such date, multiplied by four (4); provided that, with respect to such scheduled amortization amounts, Company shall set forth in the Compliance Certificate, as applicable, delivered to the holders of Notes for the applicable period of determination: the name, and corresponding amount of amortization included in the calculation of Fixed Charges Ratio; provided further that, notwithstanding anything to the contrary contained herein, any calculation of Interest Expense or scheduled amortization with respect to any Subsidiaries of Company that are not Wholly-Owned by Company shall be determined on an ‘at share’ basis. “Form 10-K” is defined in Section 7.1(b). “Form 10-Q” is defined in Section 7.1(a). “GAAP” means (a) generally accepted accounting principles as in effect from time to time in the United States of America and (b) for purposes of Section 9.6, with respect to any Company Party (other than then Company), generally accepted accounting principles (including International Financial Reporting Standards, as applicable) as in effect from time to time in the jurisdiction of organization of such Subsidiary. “Governmental Authority” means (a) the government of (i) the United States of America or any state or other political subdivision thereof, or (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

BUSINESS.29029164.3 Schedule A-5 (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government. “Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity. “Guaranty” means, with respect to any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. “Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances. “holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register. “INHAM Exemption” is defined in Section 6.2(e). “Indebtedness” with respect to any Person means, at a particular time, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid (excluding trade accounts in the ordinary course of business so long as such trade accounts are timely paid or contested within the ordinary course of business), (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property

BUSINESS.29029164.3 Schedule A-6 or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, provided that for purposes of calculating Indebtedness for this clause (g), any customary non-recourse carve-out Guarantees that are not being enforced and for which no demand has been made thereunder shall be valued at $0, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) all obligations under or in respect of Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Individual Unencumbered Asset Value” has the meaning given in the definition of Unencumbered Asset Value. “Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note. “Investment Income, Net” means as defined/disclosed in either of the publicly issued TIAA Real Estate Account Filings: 10-Q Report (Quarterly Report Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934) and/or 10-K Report (Annual Report Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934), as adjusted by the Company in accordance with its prior practice to exclude property-level and corporate-level interest expenses incurred. “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements). “Make-Whole Amount” is defined in Section 8.6. “Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries

BUSINESS.29029164.3 Schedule A-7 taken as a whole, (b) the ability of any Obligor to perform its obligations under any Financing Document to which such Obligor is party, or (c) the validity or enforceability of this Agreement, the Notes or any other Financing Document. “Material Credit Facility” means, as to the Company and its Subsidiaries, (a) the Bank Credit Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and (b) any other agreement(s) creating or evidencing indebtedness for borrowed money (other than Nonrecourse Indebtedness) entered into on or after the date of Closing by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility. “Maturity Date” is defined in the first paragraph of each Note. “Memorandum” is defined in Section 5.3. “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA). “NAIC” means the National Association of Insurance Commissioners. “Nonrecourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, and other similar customary exceptions to nonrecourse liability) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness. “Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code. “Notes” is defined in Section 1.1. “NYIL” is defined in Section 5.18. “Obligors” means, collectively, the Company and each Subsidiary Guarantor.

BUSINESS.29029164.3 Schedule A-8 “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx. “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate. “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA. “Permitted Liens” means: (a) Liens imposed by law for taxes that are not yet due or (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the applicable Company Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect; (b) Liens of carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the applicable Company Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 11(j) or Liens on cash and cash equivalents securing obligations with respect to letters of credit that support any such judgments; and (f) easements, zoning restrictions, rights of way, covenants and restrictions and similar encumbrances on real property imposed by law or Governmental Authority or existing at the time such real property was acquired by an Company Party or arising in the ordinary course of business that do not secure any monetary obligations and do not materially diminish the value of the affected property or materially interfere with the ordinary conduct of business of such Company Party;

BUSINESS.29029164.3 Schedule A-9 (g) other Liens incurred in the ordinary course of business that could not reasonably be expected to have a Material Adverse Effect or which are not individually or collectively reasonably likely to result in a property-level material adverse effect; provided that the term “Permitted Liens” shall not include any Lien securing Indebtedness (other than as permitted in clause (e) and (g) above). “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority. “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability. “Plan Asset Regulation” means Department of Labor Regulation Section 2510.3-101, 29 C.F.R. § 2510.3-101 as modified by Section 3(42) of ERISA, and any successor statutory or regulatory provisions. “Plan of Operation” means the Teachers Insurance and Annuity Association of America (TIAA) Plan of Operation for Separate Account Business, which was approved by the New York Insurance Department, as amended, restated, supplemented or otherwise modified from time to time. “Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person. “Project” has the meaning assigned to such term in the definition of “Qualified Assets”. “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate. “Proposed Prepayment Date” is defined in Section 8.7(b). “Protected Persons” is defined in Section 1.3. “PTE” is defined in Section 6.2(a). “Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 14.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 14.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

BUSINESS.29029164.3 Schedule A-10 “Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information. “Qualified Assets” shall mean each real estate Asset (each, a “Project”) accepted as a Qualified Asset on the date of this Agreement or otherwise pursuant to this Agreement (and which has not been subsequently removed) and satisfies all of the following requirements: (a) such Project is of a Target Property Type located within one of the 48 contiguous states of the United States, the District of Columbia, Alaska or Hawaii; (b) such Project is Wholly-Owned by the Company or by a Wholly-Owned Subsidiary of the Company (a “Qualified SPE”) which has good fee or permitted leasehold title to the Project; (c) (i) such Project is subject to no Lien (other than Permitted Liens (other than any Lien permitted pursuant to clause (g) of the definition of “Permitted Liens”)) and (ii) such Project or the applicable Qualified SPE has no secured or unsecured indebtedness (other than current trade payables); (d) such Project is not subject to any agreement which prohibits or limits the ability of the Company or any Qualified SPE to create or incur any Lien (other than Permitted Liens) upon such Project, including, without limitation, a negative pledge or similar covenant or restriction; (e) such Project is not subject to any agreement which entitles any entity to the benefit of any Lien (other than Permitted Lien) on such Projects upon the occurrence of any contingency (including, without limitation, pursuant to an “equal and ratable” clause); (f) such Project has no material recognized environmental condition except for conditions which are not individually or collectively reasonably likely to result in a property-level material adverse effect; (g) such Project is in material compliance with all laws, regulations and orders of any Governmental Authority applicable to it (including all applicable zoning laws) except for any non- compliance which is not individually or collectively reasonably likely to result in a property-level material adverse effect; (h) at least 70% of the net lettable area of such Project is leased, provided that such 70% test shall not need to be satisfied so long as the (a) the amount obtained by adding together the following amounts obtained for each Qualified Asset then in the Unencumbered Asset Pool (and including any Project then being proposed for inclusion in the Unencumbered Asset Pool): (i) the Individual Unencumbered Asset Value for a Project multiplied by (ii) the percentage of such Project’s net lettable area which is leased divided by (b) the then Unencumbered Asset Value for the Unencumbered Asset Pool (and including any Project then being proposed for inclusion in the Unencumbered Asset Pool), is at least 80%; (i) such Project is not an Alternative Investment; and

BUSINESS.29029164.3 Schedule A-11 (j) such Project has been designated as a “Qualified Asset” on Schedule 5.10 as such Schedule as such Schedule is updated from time to time pursuant to Section 7.2(a). Upon any Qualified Asset ceasing to qualify as a Qualified Asset for any reason, such Qualified Asset shall no longer be included in the calculation of the Unencumbered Asset Value. For the avoidance of confusion, none of the required criteria set forth above shall be deemed modified or waived to the extent of any representation, warranty or covenant contained in this Agreement which may be broader in scope as applied to the Company, its Subsidiaries or their properties generally. “Qualified SPE” has the meaning assigned to such term in the definition of “Qualified Assets”. “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act. “QPAM Exemption” is defined in Section 6.2(d). “Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor. “Required Holders” means at any time (i) prior to the Closing, the Purchasers and (ii) on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates). “Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement. “SEC” means the Securities and Exchange Commission of the United States of America. “Secured Indebtedness” means any Indebtedness secured by a Lien. “Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act. “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect. “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company. “Separate Account” is defined in Section 1.3. “Series” means any one or more series of Notes issued hereunder.

BUSINESS.29029164.3 Schedule A-12 “Series A Notes” is defined in Section 1.1. “Series B Notes” is defined in Section 1.1. “Significant Subsidiary” means at any time any Subsidiary that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the SEC as in effect on the date of the Closing) of the Company. “Source” is defined in Section 6.2. “State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws. “Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company. “Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty. “Subsidiary Guaranty” is defined in Section 9.7(a). “Substitute Purchaser” is defined in Section 21. “SVO” means the Securities Valuation Office of the NAIC. “Target Property Type” means each of the following property types (with each such classification reasonably determined by the Company): industrial, multi-family (including but not limited to senior housing), hotel, self -storage, office and retail. “TIAA” is defined in the first paragraph of this Agreement. “Total Asset Value” means, as at any date, (a) Total Assets minus (b) an amount equal to any value (determined in the same manner as described in the definition of “Total Assets”) relating to any portion of Total Assets owned by a Subsidiary of the Company, which Subsidiary is subject to certain events of default resulting from acceleration of recourse indebtedness, bankruptcy or insolvency events, inability or failure to pay debts when due or judgments; provided that,

BUSINESS.29029164.3 Schedule A-13 notwithstanding anything to the contrary contained herein, any such calculation pursuant to the foregoing clause (b) with respect to any Subsidiaries of the Company that are not Wholly-Owned by the Company shall be determined on an ‘at share’ basis; provided, further that, notwithstanding anything to the contrary contained in this Agreement, the value of the following shall be excluded from any calculation of Total Asset Value at any time: (i) investments in joint ventures to the extent in excess of 25% of Total Asset Value at any time; (ii) investments in debt and securities investments to the extent in excess of 20% of Total Asset Value at any time; (iii) investments in assets other than real property interest, cash and accrued investment income to the extent in excess of 5% of Total Asset Value at any time; (iv) investments in land to the extent in excess of 5% of Total Asset Value at any time; (v) investments in developments to the extent in excess of 5% of Total Asset Value at any time; and (vi) the sum of investments in (i), (ii), (iii), (iv) and (v) to the extent in excess of 40% of Total Asset Value at any time. “Total Assets” means, as at any date, the aggregate value of all assets of the Company, including on a consolidated basis, any Subsidiaries of the Company, as determined by the Company in accordance with Company’s ordinary course of business, but not in excess of the “as is” value of any asset determined pursuant to a third party appraisal performed by a third party appraiser retained by Company in Company’s reasonable discretion, provided that all such appraisals must contain an “as is” valuation. Notwithstanding anything to the contrary contained herein, any calculation of Total Assets with respect to any Subsidiaries of Company that are not Wholly-Owned by Company shall be determined on an ‘at share’ basis. “Total Leverage Ratio” means, as at any date, the percentage obtained by dividing Total Outstanding Indebtedness by the value of the Total Assets. “Total Outstanding Indebtedness” means, as at any date, the principal amount of aggregate outstanding Indebtedness of the Company and its Subsidiaries (as reported in the then current financial statements of the Company on a consolidated basis, without regard to the market value adjustment included therein and without duplication). “Total Secured Outstanding Indebtedness” means, as of any date, the portion of Total Outstanding Indebtedness that is Secured Indebtedness. “Total Unsecured Indebtedness” means, as at any date, all of the unsecured Indebtedness of Company (as reported in the then current financial statements of the Company on a consolidated basis, without regard to the market value adjustment included therein and without duplication),

BUSINESS.29029164.3 Schedule A-14 and for the purposes hereof such term shall include the aggregate outstanding principal amount of the Notes on such date. “United States Person” has the meaning set forth in Section 7701(a)(30) of the Code. “Unencumbered Asset Pool” means the Qualified Assets identified on Schedule 5.10 attached hereto, as the same may be modified in accordance with Section 7.2(a) hereto, each of which is owned by the Company or the Qualified SPE indicated thereon. “Unencumbered Asset Value” mean the aggregate value of the Unencumbered Asset Pool as determined by the Company prior to the date of this Agreement and, from time to time, in accordance with Company’s ordinary course of business, but not in excess of the “as is” value of any asset determined pursuant to a third party appraisal performed by a third party appraiser retained by Company in Company’s reasonable discretion. The value of any individual Asset determined in accordance with the foregoing shall be referred to as an “Individual Unencumbered Asset Value”. “Unencumbered Leverage Ratio” means, as at any date, the percentage obtained by dividing Total Unsecured Indebtedness as of such date by Unencumbered Asset Value as of such date. “Unsecured Interest Coverage Ratio” means, as at any date, the ratio of net operating income attributable to all Qualified Assets for the period of four consecutive fiscal quarters ended on such date to Unsecured Interest Expense for such period. “Unsecured Interest Expense” means, for any fiscal period, an amount equal to the sum of the following with respect to Total Unsecured Indebtedness: (a) total interest expense, accrued in accordance with GAAP plus (b) all capitalized interest determined in accordance with GAAP, plus (c) the amortization of deferred financing costs (including in the case of (a) through (c), the Company’s pro rata share thereof for unconsolidated Subsidiaries and joint ventures). “USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect. “U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program. “Wholly-Owned” means, with respect to any Project, equity interest, or other property owned or leased, that 100% of the title to such property is held directly or indirectly by, or 100% of such property is leased directly or indirectly by, the Company or a Subsidiary of the Company.

BUSINESS.29029164.3 Schedule A-15 “Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

BUSINESS.29029164.3 Schedule 1.1-1 Schedule 1.1(a) [FORM OF SERIES A NOTE] TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, on behalf of THE REAL ESTATE ACCOUNT 3.24% SERIES A SENIOR NOTE DUE JUNE 10, 2029 No. [_____] [Date] $[_______] PPN[______________] FOR VALUE RECEIVED, the undersigned, TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York insurance company (“TIAA”), on behalf of THE REAL ESTATE ACCOUNT, a separate account of TIAA (herein called the “Company”), hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on June 10, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.24% per annum from the date hereof, payable semiannually, on the 10th day of June and December in each year, commencing with the June or December next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Series A Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated June 10, 2022 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing,

BUSINESS.29029164.3 Schedule 1.1-2 a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make- Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, on behalf of THE REAL ESTATE ACCOUNT By:___________________________________ Name: Title:

BUSINESS.29029164.3 Schedule 1.3-1 Schedule 1.1(b) [FORM OF SERIES B NOTE] TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, on behalf of THE REAL ESTATE ACCOUNT 3.35% SERIES B SENIOR NOTE DUE JUNE 10, 2032 No. [_____] [Date] $[_______] PPN[______________] FOR VALUE RECEIVED, the undersigned, TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York insurance company (“TIAA”), on behalf of THE REAL ESTATE ACCOUNT, a separate account of TIAA (herein called the “Company”), hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on June 10, 2032 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.35% per annum from the date hereof, payable semiannually, on the 10th day of June and December in each year, commencing with the June or December next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Series B Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated June 10, 2022 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing,

BUSINESS.29029164.3 Schedule 4.4(a)-2 a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make- Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, on behalf of THE REAL ESTATE ACCOUNT By:____________________________________ Name: Title:

BUSINESS.29029164.3 Schedule 4.4(a)-1 Schedule 4.4(a) FORM OF OPINION OF SPECIAL COUNSEL FOR THE OBLIGORS

BUSINESS.29029164.3 Schedule 5.3-1 Schedule 5.3 DISCLOSURE MATERIALS

BUSINESS.29029164.3 Schedule 5.4-1 Schedule 5.4 SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK (i) Subsidiaries: Name Jurisdiction % of Shares Subsidiary Guarantor (Yes/No) (ii) Affiliates: (iii) Company’s Directors and Senior Officers: Directors Senior Officers

BUSINESS.29029164.3 Schedule 5.5-1 Schedule 5.5 FINANCIAL STATEMENTS

BUSINESS.29029164.3 Schedule 5.10-1 SCHEDULE 5.10 QUALIFIED ASSETS

BUSINESS.29029164.3 Schedule 5.15-1 Schedule 5.15 EXISTING INDEBTEDNESS OF THE COMPANY AND ITS SUBSIDIARIES FINAL OUTSTANDING OBLIGOR(S) CREDITOR CUSIP OR ISIN (IF APPLICABLE) DESCRIPTION OF INDEBTEDNESS INTEREST RATE(S) COLLATER AL MATURITY PRINCIPAL AMOUNT

BUSINESS.29029164.3 TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, ON BEHALF OF THE REAL ESTATE ACCOUNT C/O TIAA 730 THIRD AVENUE NEW YORK, NEW YORK 10017 INFORMATION RELATING TO PURCHASERS NAME AND ADDRESS OF PURCHASER PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED [NAME OF PURCHASER] $ (1) All payments by wire transfer of immediately available funds to: with sufficient information to identify the source and application of such funds. (2) All notices of payments and written confirmations of such wire transfers: (3) E-mail address for Electronic Delivery: (4) All other communications: (5) U.S. Tax Identification Number: